SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 27, 2007


                          GLOBETECH ENVIRONMENTAL, INC.
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               (Exact name of registrant as specified in Charter)


             Nevada                  0-27737               77-0454856
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(State or other jurisdiction of    (Commission    (IRS Employer Identification
 incorporation or organization)     File No.)                 No.)


                          #700-300 South Fourth Street
                             Las Vegas, Nevada 89101
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                  (Address of Principal Executive Offices)(Zip
                                      Code)


                                 (403) 261-2929
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                            (Issuer Telephone number)



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2007, Globetech Environmental, Inc. (the "Company") entered into agreements with two creditors of the Company, including the wife of Theodor Hennig, the Company's CFO, to settle outstanding loans totaling $274,068, including accrued interest through January 31, 2007, in exchange for the issuance of (1) an aggregate of 4,567,815 shares of common stock and (2) two year warrants to purchase an aggregate of 4,567,815 shares of common stock at $0.12 per share.

Item 3.02 Unregistered Sales of Equity Securities

On February 27, 2007, the Company issued a total of (1) 7,782,100 shares of common stock and (2) warrants to purchase an aggregate of 7,782,100 shares of common stock. The warrants issued are exercisable for a period of two years at a price of $0.12 per share with respect to 7,067,815 shares and at a price of $0.14 per share with respect to 714,285 shares. Consideration received by the company for the issuance of the shares and warrants totaled $474,068, of which $200,000 was paid in cash and $274,068 was paid in settlement of outstanding loans described in Item 1.01 above. No commissions or fees were paid in connection with the issue of the above shares and warrants.

All of the securities described above were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933. The issuance was privately negotiated with each of the purchasers and with no general solicitation or public advertising and the certificates evidencing the securities issued bear restrictive legends.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Form of Two Year Warrants Issued February 27, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GLOBETECH ENVIRONMENTAL, INC.

Dated:  March 5, 2007
                             By: /s/ Theodor Hennig
                              Theodor Hennig
                              Chief Financial Officer



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